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                                                                EXHIBIT 23.13


                          CONSENT OF DIRECTOR NOMINEE

        The undersigned hereby consents to the reference of the undersigned as a director nominee of AMB Property Corporation (the "Company") in the Company's Registration Statement on Form S-11.



                                                /s/ CARYL B. WELBORN
                                                -------------------------
                                                    Caryl B. Welborn



September 17, 1997